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                                                                    EXHIBIT 23.6

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated December 17, 1999 with respect to the combined financial statements of KNS Holdings Limited included in the Registration Statement (Form SB-2) and related Prospectus of FutureLink Corporation dated February 11, 2000.

                                          /s/ ERNST & YOUNG

Reading, England
February 4, 2000